DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Dreyfus Variable Investment Fund - Disciplined Stock Portfolio completed its first fiscal year on December 31, 1996. As was the case when we sent you the semi-annual report six months ago, the Portfolio outperformed its benchmark, the Standard & Poor's 500 Composite Stock Price Index.
    As you will recall, the Portfolio's inception date was May 1, 1996. From that date through year-end, the Portfolio achieved a total return of 18.86%, based on net asset value.* This compares with a total return of 14.99% for the S&P 500 for the same time period.**
ECONOMIC REVIEW
    The much-heralded "Goldilocks" phase of the U.S. economy - not too hot and not too cold - may be ending. First, the slowdown to 2% GDP growth seems to have been confined to the summer and recent data depict faster growth for the fourth quarter of 1996. Second, inflation has begun a cyclical climb, although there is yet little linkage to the tight labor market. The economy is operating with very little slack near the close of its sixth year of expansion. Hence, the resumption of faster growth quickly restored a rising trend to bond yields and pulled short-term rates above their December lows. As yet there is little expectation of tighter Federal Reserve policy, although sustained above-trend growth would probably justify higher rates during 1997. Modest tightening in 1997 would, in our opinion, help allay inflation fears and sustain another year of economic growth.
    Although the economy grew near its 2.4% long-term trend rate in 1996, it was nonetheless quite volatile during the year. After a strong first half, and then the summer slowdown, the return to faster growth late in the year is not broad based. Strong sectors are in manufacturing, exports, services and construction. By contrast, some retailers found Christmas sales disappointing and capital goods orders are mixed. However, inventories are quite lean and this tilts the odds towards yet another year of growth in 1997. While corporate profit growth slowed in 1996, profits still tended to surprise on the upside and should maintain steady growth in 1997.
    Accelerating wage growth in 1996 did not fuel higher prices. And surging energy prices have failed to lift inflation elsewhere. Indeed, core inflation (excluding food and energy) decelerated last year. Yet surging energy prices have forced consumer price inflation above 3% and indications are that this will accelerate further. The general price structure has so far ignored the higher oil price, responding to it as temporary. However, oil prices have been rising now for a year and, at some point, their ability to raise the overall price level may become worrisome, especially if the Fed finds them significant.
    Both long-term and short-term interest rates were quite volatile in 1996. The strength of the economy prompted rising rates through summer's end, but bond yields then fell 90 basis points after the economy slowed. That period of low rates may have ended now that faster growth is again apparent.
    We believe the economy has reverted to a period of growth above the long-term average. Key issues are whether faster growth will fuel higher inflation this time and at what point rising oil prices would disturb price stability. The economy will shortly begin a seventh expansion year and continued volatility in growth and in sentiment is likely.

MARKET OVERVIEW
    The stock market in 1996 was a mixture of agony and ecstasy, with the accent for most of the year on the more desirable of those two alternatives. For the twelve months ended December 31, 1996, the Standard & Poor's 500 Composite Stock Price Index had registered a gain of 22.95%, while the blue chip Dow Jones Industrial Average ("DJIA") gained 28.91%. The road leading to those impressive year-end gains was not a smooth one, however.
    The market year began haltingly, in the wake of shaky business conditions at the end of the previous year. As 1996 unfolded, however, the market picked up steam. The economy took on characteristics that continued for much of the year - low inflation, moderate growth and relatively low interest rates. This was a combination that investors liked, perhaps too much. By mid-year, satisfaction with the economy turned into fear that economic growth might be overdone.
    The prevailing nervousness about potential inflation served to boost interest rates temporarily, without the need for Federal Reserve intervention. This was a temporary setback for large capitalization stocks, but more damaging to Nasdaq issues and particularly to the smaller capitalization stocks measured by the Russell 2000 Index.
    As summer turned into fall, interest rates eased and inflation remained at bay. The benign economic environment allowed many stocks to resume their upward course, causing a string of record-breaking performances by the DJIA and other broad market indexes. In mid-fall the prospect that government would continue divided in Washington, with a Democratic President and a Republican-controlled Congress, appeared to be another plus factor for the market. Stocks continued to surge, hardly pausing for breath when Chairman Alan Greenspan raised a caution signal in early December by referring to "irrational exuberance" in the equity markets.
    Stock market veterans issued a stream of warnings that what goes up so strongly and consistently must, at some point, come down. Nonetheless, a fairly steady flow of new money coming into stocks from people putting money aside for retirement seemed to be fueling the boom. While at the very end of the year, caution caused a softening of stock prices, which backed away from the year's record of 6560.91 on the DJIA, that record was surpassed in early 1997, when the average surpassed 6700.
    Among the best performing groups for 1996 were oil drillers, semi-conductors, computers, financial enterprises and consumer non-durables. Corporate earnings were very strong for much of the year, but showed signs of flagging as the year wore on. This raised questions in the minds of many market observers whether the scorching pace of the past year could be maintained.
PORTFOLIO FOCUS
    The Portfolio has achieved returns above the benchmark by emphasizing stocks that are undervalued and/or have improving earnings momentum. Attempting to reduce unnecessary investment risks, the manager implemented a long-standing policy of being fully invested, sector- and industry-neutral, and emphasizing individual stock selection. At year-end, the Portfolio included 173 company names and was highly diversified with the top ten names accounting for only about 20% of assets.

    The five best performing stocks over the eight months since inception were Intel (+93%), TJX Cos. (+61%), Compaq Computer (+59%), 3Com (+59%) and Allstate (+50%).
    Our goal continues to be to outperform the S&P 500, one of the most widely recognized measures of stock market performance. We seek primarily a combination of growth and income from equity investments with at least 65% of assets normally invested in equities. The management uses statistical, quantitative and fundamental techniques to select securities.
    We look forward to continuing to apply these investment methods on your behalf.
                              Sincerely,

                          [Bert J. Mullins signature logo]

                              Bert J. Mullins
                              Portfolio Manager
January 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
                                                    DECEMBER 31, 1996
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX

Dollars
$11,886
Dreyfus Variable
Investment Fund,
Disciplined Stock
Portfolio
$11,499
Standard & Poor's 500
Composite Stock
Price Index*
[Exhibit A]
*Source: Lipper Analytical Services,Inc.
Actual Aggregate Total Return
                                                 From Inception (5/1/96)
                                                   to December 31, 1996
                                                 _______________________
                                                          18.86%
Past performance is not predictive of future performance.
The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable annuity contracts and variable life insurance policies.
The above graph compares a $10,000 investment in Dreyfus Variable Investment Fund, Disciplined Stock Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on the date. All dividends and capital gain distributions are reinvested.
The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF INVESTMENTS                                                                             DECEMBER 31, 1996
Common Stocks-96.3%                                                                               Shares            Value
                                                                                                __________        __________
          Basic Industries-5.0%      Dow Chemical...........................                         1,300       $   101,887
                                     Fort Howard............................                         2,000 (a)        55,375
                                     Goodrich (B.F.)........................                           900            36,450
                                     Kimberly-Clark.........................                         1,500           142,875
                                     Lubrizol...............................                           800            24,800
                                     Mead...................................                           900            52,313
                                     Morton International...................                         1,500            61,125
                                     Oakwood Homes..........................                         1,200            27,450
                                     Olin...................................                           800            30,100
                                     PPG Industries.........................                         1,600            89,800
                                     Praxair................................                         2,200           101,475
                                     Rohm & Haas............................                           700            57,137
                                     Sealed Air.............................                           600 (a)        24,975
                                     Union Carbide..........................                         2,050            83,794
                                                                                                                  __________
                                                                                                                     889,556
                                                                                                                  __________
      Capital Spending-21.6%         AGCO...................................                         1,200            34,350
                                     Adaptec................................                         1,500 (a)        60,000
                                     Altera.................................                           800 (a)        58,150
                                     Ascend Communications..................                           400 (a)        24,850
                                     Atmel..................................                         1,600 (a)        53,000
                                     Avnet..................................                           700            40,775
                                     Boeing.................................                           867            92,227
                                     Cadence Design System..................                         1,100 (a)        43,725
                                     Case...................................                           750            40,875
                                     Caterpillar............................                         1,100            82,775
                                     Ceridian...............................                           850 (a)        34,425
                                     Cisco Systems..........................                         2,900 (a)       184,513
                                     Compaq Computer........................                         1,200 (a)        89,100
                                     Computer Associates International......                         1,800            89,550
                                     EMC....................................                           800 (a)        26,500
                                     Emerson Electric.......................                           950            91,913
                                     Gateway 2000...........................                           800 (a)        42,850
                                     General Electric.......................                         5,350           528,981
                                     General Motors, Cl. H..................                         1,100            61,875
                                     General Signal.........................                         1,400            59,850
                                     Glenayre Technologies..................                         1,100 (a)        23,719
                                     HBO & Co...............................                           500            29,687
                                     Harnischfeger Industries...............                         1,200            57,750
                                     Illinois Tool Works....................                         1,100            87,863
                                     Intel..................................                         3,100           405,906
                                     International Business Machines........                         1,800           271,800
                                     Lockheed Martin........................                           950            86,925
                                     Microsoft..............................                         3,900           322,238
                                     Nokia, Cl. A, A.D.S....................                           800 (a)        46,100
                                     Omnicom Group..........................                           900            41,175
                                     Oracle.................................                         2,600 (a)       108,550
                                     Pitney Bowes...........................                         1,200            65,400
                                     Rockwell International.................                         1,700           103,488

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
Common Stocks (continued)                                                                          Shares             Value
                                                                                                __________         __________
    Capital Spending (continued)     Sterling Commerce......................                           700 (a)     $  24,675
                                     Sun Microsystems.......................                         2,700 (a)        69,356
                                     3com...................................                         1,300 (a)        95,387
                                     Thermo Electron........................                         1,750            72,187
                                     United Technologies....................                         1,800           118,800
                                     Xerox..................................                         1,200            63,150
                                                                                                                  __________
                                                                                                                   3,834,440
                                                                                                                  __________
     Consumer Cyclical-11.7%         Albertson's............................                         1,600            57,000
                                     Boston Chicken.........................                         1,600 (a)        57,400
                                     Chrysler...............................                         4,000           132,000
                                     Clear Channel Communications...........                           800 (a)        28,900
                                     Cooper Tire and Rubber.................                         2,400            47,400
                                     Dayton Hudson..........................                         1,950            76,537
                                     Disney (Walt)..........................                         2,700           187,988
                                     Federated Department Stores............                         2,900 (a)        98,962
                                     Gap....................................                         3,400           102,425
                                     General Motors.........................                         2,900           161,675
                                     Goodyear Tire & Rubber.................                         1,200            61,650
                                     Infinity Broadcasting, Cl. A...........                         2,000 (a)        67,250
                                     King World Productions.................                           500 (a)        18,438
                                     Lear...................................                         1,000 (a)        34,125
                                     Liz Claiborne..........................                         1,500            57,937
                                     Marriott International.................                         1,400            77,350
                                     NIKE, Cl. B............................                         1,300            77,675
                                     New York Times, Cl. A..................                         1,900            72,200
                                     News Corp., A.D.S......................                         3,900            81,413
                                     Outback Steakhouse.....................                         1,350 (a)        36,112
                                     Reynolds & Reynolds, Cl. A.............                         2,200            57,200
                                     Safeway................................                         1,850 (a)        79,088
                                     Sears, Roebuck.........................                         2,900           133,762
                                     TJX Cos................................                         2,100            99,488
                                     Wal-Mart Stores........................                         7,500           171,563
                                                                                                                  __________
                                                                                                                   2,075,538
                                                                                                                  __________
     Consumer Staples-11.9%          Archer-Daniels-Midland.................                         2,400            52,800
                                     Avon Products..........................                         1,600            91,400
                                     Campbell Soup..........................                         1,100            88,275
                                     Coca-Cola..............................                         7,600           399,950
                                     Coca-Cola Enterprises..................                           900            43,650
                                     Colgate-Palmolive......................                           800            73,800
                                     ConAgra................................                         2,100           104,475
                                     Dole Food..............................                         1,600            54,200
                                     Eastman Kodak..........................                         1,100            88,275
                                     First Brands...........................                         1,400            39,725
                                     Gillette...............................                         2,100           163,275
                                     Hershey Foods..........................                         1,500            65,625
                                     Philip Morris Cos......................                         2,500           281,562
                                     Procter & Gamble.......................                         2,050           220,375


DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
Common Stocks (continued)                                                                          Shares           Value
                                                                                                __________        __________
     Consumer Staples (continued)    Ralston-Purina Group...................                         1,000    $       73,375
                                     Sara Lee...............................                         1,500            55,875
                                     Seagram................................                         1,850            71,688
                                     Unilever, N.V..........................                           800           140,200
                                                                                                                  __________
                                                                                                                   2,108,525
                                                                                                                  __________
     Energy-9.8%                     Amoco..................................                         2,000           161,000
                                     British Petroleum, A.D.S...............                         1,200           169,650
                                     Chesapeake Energy......................                           800 (a)        44,500
                                     Chevron................................                         1,400            91,000
                                     Coastal................................                         1,600            78,200
                                     Columbia Gas System....................                           900            57,262
                                     Consolidated Natural Gas...............                         1,250            69,063
                                     Exxon..................................                         4,550           445,900
                                     Halliburton............................                           700            42,175
                                     Kerr-McGee.............................                           900            64,800
                                     Noble Drilling.........................                         3,100 (a)        61,612
                                     Royal Dutch Petroleum..................                         1,950           332,963
                                     Sonat..................................                         1,250            64,375
                                     Union Pacific Resources Group..........                         1,900            55,575
                                                                                                                  __________
                                                                                                                   1,738,075
                                                                                                                  __________
     Finance-14.2%                   ACE....................................                           950            57,119
                                     AMBAC..................................                           700            46,462
                                     Ahmanson (H.F.) & Co...................                           800            26,000
                                     Allstate...............................                         2,550           147,582
                                     BankAmerica............................                         2,600           259,350
                                     Bank of Boston.........................                         1,940           124,645
                                     Barnett Banks..........................                         2,800           115,150
                                     Bear Stearns Cos.......................                         3,260            90,873
                                     CIGNA..................................                         1,100           150,288
                                     Chase Manhattan........................                         2,250           200,812
                                     Citicorp...............................                           500            51,500
                                     Federal National Mortgage Association..                         2,200            81,950
                                     First Chicago NBD......................                         3,900           209,625
                                     General Re.............................                           300            47,325
                                     ITT Hartford Group.....................                         1,650           111,375
                                     Merrill Lynch..........................                         1,600           130,400
                                     NationsBank............................                           700            68,425
                                     Old Republic International.............                         1,300            34,775
                                     PNC Bank...............................                         3,100           116,637
                                     Providian..............................                         1,100            56,512
                                     Salomon................................                         1,600            75,400
                                     SouthTrust.............................                         1,200            41,850
                                     Summit Bancorp.........................                         1,200            52,500
                                     Travelers Group........................                         4,033           182,997
                                     Union Planters.........................                         1,100            42,900
                                                                                                                  __________
                                                                                                                   2,522,452
                                                                                                                  __________

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
Common Stocks (continued)                                                                           Shares          Value
                                                                                                   ________         ________
     Health Care-10.0%               Amgen..................................                         1,800 (a)    $   97,875
                                     Becton, Dickinson......................                         1,900            82,413
                                     Biogen.................................                           600 (a)        23,250
                                     Elan, A.D.S............................                         1,300 (a)        43,225
                                     Guidant................................                         1,200            68,400
                                     Health Management Association..........                         1,500 (a)        33,750
                                     Johnson & Johnson......................                         5,200           258,700
                                     Lilly (Eli)............................                         2,700           197,100
                                     Medtronic..............................                         1,200            81,600
                                     Merck & Co.............................                         4,300           340,775
                                     Oxford Health Plans....................                           900 (a)        52,706
                                     Pfizer.................................                         2,600           215,475
                                     Schering-Plough........................                         1,700           110,075
                                     Smithkline Beecham, A.D.S..............                         1,000            68,000
                                     Teva Pharmaceutical Industries, A.D.R..                           700            35,175
                                     United Healthcare......................                         1,150            51,750
                                                                                                                  __________
                                                                                                                   1,760,269
                                                                                                                  __________
     Mining and Metals-1.5%          Aluminum Co. of America................                         1,150            73,312
                                     Barrick Gold...........................                         2,900            83,375
                                     Potash Corp. Saskatchewan..............                           750            63,750
                                     Reynolds Metals........................                           800            45,100
                                                                                                                  __________
                                                                                                                     265,537
                                                                                                                  __________
     Transportation-1.5%             Canadian Pacific.......................                         2,200            58,300
                                     Conrail................................                           842            83,884
                                     Continental Airlines, Cl. B............                         1,700 (a)        48,025
                                     Delta Air Lines........................                           450            31,894
                                     Illinois Central.......................                         1,300            41,600
                                                                                                                  __________
                                                                                                                     263,703
                                                                                                                  __________
      Utilities-9.1%                 AT&T...................................                         5,200           226,200
                                     Allegheny Power System.................                         1,200            36,450
                                     Ameritech..............................                         3,000           181,875
                                     BellSouth..............................                         4,400           177,650
                                     CMS Energy.............................                           600            20,175
                                     Entergy................................                         4,500           124,875
                                     GPU....................................                         1,900            63,887
                                     GTE....................................                         4,750           216,125
                                     Illinova...............................                         1,200            33,000
                                     MCI Communications.....................                         4,100           134,019
                                     SBC Communications.....................                         3,900           201,825
                                     Southern...............................                         2,200            49,775
                                     Texas Utilities........................                         3,500           142,625
                                                                                                                  __________
                                                                                                                   1,608,481
                                                                                                                  __________
                                     TOTAL COMMON STOCKS
                                       (cost $15,260,649)...................                                    $ 17,066,576
                                                                                                                =============

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF INVESTMENTS (CONTINUED)                                                            DECEMBER 31, 1996
                                                                                               Principal
Short-Term Investments-3.2%                                                                      Amount             Value
                                                                                               _________           _________
      U.S. Treasury Bills:           4.98%, 3/6/1997........................                 $     466,000      $    461,890
                                     5.17%, 4/3/1997........................                       108,000           106,605
                                                                                                                  __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $568,596)......................                                   $     568,495
                                                                                                                =============
TOTAL INVESTMENTS (cost $15,829,245)........................................                         99.5%      $ 17,635,071
                                                                                                   =======      =============
CASH AND RECEIVABLES (NET)..................................................                           .5%    $       87,395
                                                                                                   =======      =============
NET ASSETS..................................................................                        100.0%      $ 17,722,466
                                                                                                   =======      =============

Notes to Statement of Investments:
    (a) Non-income producing.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                                                             DECEMBER 31, 1996
                                                                                                  Cost               Value
                                                                                              ____________        ___________
ASSETS:                          Investments in securities-See Statement of Investments        $15,829,245        $17,635,071
                                 Cash.......................................                                           92,834
                                 Dividends receivable.......................                                           28,696
                                 Prepaid expenses...........................                                               50
                                                                                                                    _________
                                                                                                                   17,756,651
                                                                                                                    _________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         17,906
                                 Accrued expenses...........................                                           16,279
                                                                                                                    _________
                                                                                                                       34,185
                                                                                                                    _________
NET ASSETS..................................................................                                      $17,722,466
                                                                                                                 ============
REPRESENTED BY:                  Paid-in capital............................                                      $15,837,565
                                 Accumulated net realized gain (loss) on investments                                   79,075
                                 Accumulated net unrealized appreciation (depreciation) on
                                  investments-Note 5........................                                        1,805,826
                                                                                                                    _________
NET ASSETS..................................................................                                      $17,722,466
                                                                                                                 ============
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest
authorized)  ...............................................................                                        1,198,542
NET ASSET VALUE, offering and redemption price per share....................                                           $14.79
                                                                                                                       ======











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF OPERATIONS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $2,111 foreign taxes
                                     withheld at source)....................                   $   141,619
                                 Interest...................................                        24,459
                                                                                                  _________
                                       Total Income.........................                                      $   166,078
EXPENSES:                        Investment advisory fee-Note 4(a)..........                        55,091
                                 Custodian fees-Note 4(a)...................                        17,434
                                 Auditing fees..............................                        10,555
                                 Legal fees.................................                         8,630
                                 Prospectus and shareholders' reports.......                         6,409
                                 Registration fees..........................                         5,264
                                 Trustees' fees and expenses-Note 4(b)......                           263
                                 Shareholder servicing costs................                           234
                                 Miscellaneous..............................                           837
                                                                                                  _________
                                       Total Expenses.......................                       104,717
                                 Less-reduction in investment advisory fee due to
                                     undertaking-Note 4(a)..................                        (17,101)
                                                                                                  _________
                                       Net Expenses.........................                                           87,616
                                                                                                                  ___________
INVESTMENT INCOME-NET.......................................................                                           78,462
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 5:
                                 Net realized gain (loss) on investments....                  $     81,953
                                 Net unrealized appreciation (depreciation) on investments       1,805,826
                                                                                                  _________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        1,887,779
                                                                                                                  ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $1,966,241
                                                                                                                 ============





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FROM APRIL 30, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996
OPERATIONS:
    Investment income-net.....................................................................                 $       78,462
    Net realized gain (loss) on investments...................................................                         81,953
    Net unrealized appreciation (depreciation) on investments.................................                      1,805,826
                                                                                                                  ___________
      Net Increase (Decrease) in Net Assets Resulting from Operations.........................                      1,966,241
                                                                                                                  ___________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.....................................................................                        (81,340)
                                                                                                                  ___________
BENEFICIAL INTEREST TRANSACTIONS :
    Net proceeds from shares sold.............................................................                     16,230,589
    Dividends reinvested......................................................................                         81,340
    Cost of shares redeemed...................................................................                       (474,364)
                                                                                                                  ___________
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.................                     15,837,565
                                                                                                                  ___________
          Total Increase (Decrease) in Net Assets.............................................                     17,722,466
NET ASSETS:
    Beginning of Period.......................................................................                          __
                                                                                                                  ___________
    End of Period.............................................................................                    $17,722,466
                                                                                                                 ============
CAPITAL SHARE TRANSACTIONS:                                                                                         Shares
                                                                                                                  ___________
    Shares sold...............................................................................                      1,228,430
    Shares issued for dividends reinvested....................................................                          5,423
    Shares redeemed...........................................................................                        (35,311)
                                                                                                                  ___________
      Net Increase (Decrease) in Shares Outstanding...........................................                      1,198,542
                                                                                                                 ============






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for the period from April 30, 1996 (commencement of operations) to December 31, 1996. This information has been derived from the Series' financial statements.


PER SHARE DATA:
    Net asset value, beginning of period.....................................................                $12.50
                                                                                                              ______
    Investment Operations:
    Investment income-net....................................................................                   .07
    Net realized and unrealized gain (loss)
      on investments.........................................................................                  2.29
                                                                                                              ______
    Total from Investment Operations.........................................................                  2.36
                                                                                                              ______
    Distributions:
    Dividends from investment income-net.....................................................                  (.07)
                                                                                                              ______
    Net asset value, end of period...........................................................                $14.79
                                                                                                            ========
TOTAL INVESTMENT RETURN......................................................................                 18.86% (1,2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................................................                   .80% (1)
    Ratio of net investment income
      to average net assets..................................................................                   .72% (1)
    Decrease reflected in above expense ratio
      due to undertaking by The Dreyfus Corporation..........................................                   .16% (1)
    Portfolio Turnover Rate..................................................................                 30.62% (1)
    Average commission rate paid (3).........................................................                 $.0450
    Net Assets, end of period (000's Omitted)................................................               $17,722

(1)  Not annualized.
(2) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(3) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
NOTE 1-GENERAL:
    Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering eleven series, including the Disciplined Stock Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Prior to May 24, 1996, Laurel Capital Advisors, an affiliate of Mellon, served as the Series' sub-investment adviser. Premier Mutual Fund Services, Inc. acts as the distributor of the Series' shares, which are sold without a sales charge.
    As of December 31, 1996, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 401,840 shares of the Series.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
NOTE 2-SIGNIFICANT ACCOUNTING POLICIES:
    (A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    As a result of varying treatment for financial reporting and Federal income tax purposes, the Series reclassed $2,878 from accumulated net realized gains to undistributed net investment income.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-BANK LINE OF CREDIT:
    The Series participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Series at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended December 31, 1996, the Series did not borrow under the line of credit.
NOTE 4-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly. However, Dreyfus had undertaken, from April 30, 1996 through December 31, 1996, to reduce the management fee paid by or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expense) exceeded an annual rate of 1.25% of the value of the Series' average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $17,101 during the period ended December 31, 1996.
    The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $234 during the period ended December 31, 1996.
    The Series compensates Mellon under a custody agreement for providing custodial services for the Series. During the period ended December 31, 1996, $8,555 was charged by Mellon pursuant to the custody agreement.
    (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (C) BROKERAGE COMMISSIONS: During the period ended December 31, 1996, the Series incurred total brokerage commissions of $20,541 of which $7,143 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon Bank Corporation.
NOTE 5-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996, amounted to $18,265,218 and $3,086,314, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $1,805,826, consisting of $1,940,800 gross unrealized appreciation and $134,974 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK FUND
    We have audited the accompanying statement of assets and liabilities, including the statement of investments of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period from April 30, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1996 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, Disciplined Stock Portfolio at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period from April 30, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

                          [Ernst & Young LLP signature logo]

New York, New York
January 29, 1997
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[Dreyfus lion "d" logo]
DREYFUS VARIABLE INVESTMENT FUND,
DISCIPLINED STOCK PORTFOLIO
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           150AR9612
[Dreyfus logo]
Variable
Investment Fund,
Disciplined Stock
Portfolio
Annual Report
December 31, 1996